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                                                                    EXHIBIT 99.1


                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION
                                                                         (STAMP)


IN RE RELIANT SECURITIES            )
LITIGATION                          )       MASTER FILE NO. H-02-1810
                                    )

--------------------------------------------------------------------------------

                          MEMORANDUM OPINION AND ORDER

         Pending are Reliant Defendants' Motion to Dismiss Plaintiffs' Claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, Section 12(a) of the Securities Act of 1933, and the Texas Securities Act (Document No.
59), and Defendant Joe Bob Perkins's Motion to Dismiss (Document No. 83). After having carefully considered the motions, the parties' briefing, the allegations in the Consolidated Class Action Complaint (Document No. 47), and the applicable law, the Court concludes, for the reasons set forth below, that Reliant Defendants' Motion to Dismiss should be GRANTED, and Defendant Perkins's Motion to Dismiss should be GRANTED in PART and DENIED in PART.

                              I. PARTIES AND CLAIMS

         This class action suit was filed by the Lead Plaintiffs(1) on behalf of themselves and three classes of investors: (1) the

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         (1) The Lead Plaintiffs are the Louisiana Municipal Police Employees'
Retirement System ("MPERS"), the Louisiana School Employees' Retirement Systems ("LSERS"), and the Boca Raton Police & Firefighters Retirement System ("Boca Raton P&F").


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"Reliant Energy Class," comprised of the Lead Plaintiffs and all other "persons or entities who purchased the common stock of Reliant Energy on the open market during the period from February 3, 2000 through and including May 13, 2002"; (2) the "Reliant Resources Class," comprised of the Lead Plaintiffs and all other "persons or entities who purchased the common stock of Reliant Resources on the open market during the period from May 1, 2001 through and including May 13, 2002"; and (3) the "Initial Public Offering (IPO) Class," comprised of the Lead Plaintiffs and all other "persons or entities who purchased Reliant Resources common stock in the initial public offering on April 30, 2001, or acquired shares traceable to that offering, pursuant to the April 27, 2001 Registration Statement and the April 30, 2001 Prospectus." Consolidated Class Action Complaint (Document No. 47) at 12-13.

         With respect to the Reliant Energy Class, Plaintiffs allege that Defendant Reliant Energy, and R. Steve Letbetter, Mary P. Ricciardello, Stephen Naeve, and Joe Bob Perkins (hereafter referred to as the "Individual Defendants") violated section 10(b)

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         (2) According to the allegations in the Consolidated Class Action
Complaint, Defendant R. Steve Letbetter ("Letbetter") served (1) as director of Reliant Energy between 1995 and September 30, 2002; (2) as President and Chief Executive Officer of Reliant Energy between June 1, 1999 and September 30, 2002, and (3) as Chairman of Reliant Energy between January 1, 2000 and September 30, 2002. As of May 1, 2001, Letbetter was (and continues to be) Chairman, President and CEO of Reliant Resources.

Defendant Stephen Naeve ("Naeve") served (1) as Vice Chairman of Reliant Energy between June 1999 and September 16, 2002; (2) as

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of the Securities Exchange Act of 1934, 15 U.S.C. Section 78j(b), and SEC Rule
l0b-5, 17 C.F.R. Section 240.10b-5 (Count One), and that the Individual Defendants violated section 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78t(a) (Count Two).

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Chief Financial Officer of Reliant Energy between 1997 and September 16, 2002;
and (3) as Executive Vice President of Reliant Energy between 1997 and 1999. Between May 1, 2001 and May 16, 2002, Naeve served as Executive Vice President and Chief Financial Officer of Reliant Resources. On or about May 16, 2002, Naeve became President and Chief Operating Officer of Reliant Resources.

Defendant Mary P. Ricciardello ("Ricciardello") served (1) as Chief Accounting Officer for Reliant Energy between June 2000 and August 16, 2002; and (2) as Senior Vice President of Reliant Energy between 1999 and August 16, 2002. In addition, between May 1, 2001 and August 16, 2002, Ricciardello served as Senior Vice President and Chief Accounting Officer of Reliant Resources. Ricciardello resigned from her positions with both Reliant Energy and Reliant Resources effective August 16, 2002.

Defendant Joe Bob Perkins served (1) as Executive Vice President of Reliant Resources from May 1, 2001 until May 16, 2002; (2) as Group President of Reliant Resources' Wholesale Businesses between May 1, 2001 and May 16, 2002; (3) as President and Chief Operating Officer of Reliant Energy's Wholesale Group between 1998 and May 16, 2002; and (4) as President and Chief Operating Officer of Reliant Energy Power Generation, Inc. between 1998 and May 16, 2002. Perkins resigned from his positions with Reliant effective May 16, 2002.

Consolidated Class Action Complaint (Document No. 47) at 6-8.

There is some overlap of positions held by the Individual Defendants, particularly the positions of Naeve and Letbetter as President of Reliant Resources. This may have been an inadvertent mistake; Reliant Defendants refer to Letbetter as Chairman, President, and Chief Executive Officer during the class periods, and still Chairman and Chief Executive Officer, and to Naeve as Vice Chairman and Chief Financial Officer during the class periods, and now President and Chief Operating Officer of Reliant Resources.

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         With respect to the Reliant Resources Class, Plaintiffs allege that
Reliant Resources and the Individual Defendants violated section 10(b) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78j(b), and SEC Rule 10b-5, 17 C.F.R. Section 240.10b-5 (Count Three), and that Reliant Energy and the Individual Defendants violated section 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78t(a) (Count Four).

         With respect to the IPO Class, Plaintiffs allege that Reliant Resources, the Individual Defendants and the Lead Underwriter Defendants (identified as Goldman, Sachs & Co.; Credit Suisse First Boston Corp.; ABN AMRO Rothschild LLC; Banc of America Securities L.L.C.; Deutsche Banc Alex. Brown, Inc.; Merrill Lynch Pierce Fenner & Smith, Inc.; and UBS Warburg, L.L.C.) violated Sections 11 and 12(a)(2) of the Securities Act of 1933, 15 U.S.C. Sections 77k, l (Count Five); that the Individual Defendants and Reliant Energy violated Section 15 of the Securities Act of 1933, 15 U.S.C. Section 77o (Count
Six); that the Outside Auditors (identified as Deloitte & Touche, L.L.P.), violated Section 11 of the Securities Act of 1933, 15 U.S.C. Section 77k (Count Seven); and that the Individual Defendants and Reliant Resources violated the Texas Securities Act, Tex. Rev. Civ. Stat. article 581-33 (Count Eight).

         Plaintiffs' class action claims, in general, are all based on alleged inaccuracies, false statements and omissions related to either (1) certain sham or illusory transactions, identified by

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Plaintiffs as "round-trip" transactions, or (2) financial reporting problems, including the reporting of certain "swap" contracts, and the reporting of four structured transactions and certain other "transactions for energy-related services." According to Plaintiffs, from 1999 to 2001, energy traders, first at Reliant Energy, and then later at Reliant Resources,(3) entered into a significant amount of "round-trip" trades, "whereby energy was bought and sold simultaneously on the same terms. These transactions lacked any economic substance and served no purpose other than portraying enormous revenue growth." Plaintiffs' Consolidated Class Action Complaint (Document No. 47) at p. 3; see

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         (3)  As set forth by Plaintiffs:

         11. Defendant CenterPoint Energy, Inc ("CenterPoint Energy") is the successor in interest to Reliant Energy . . . Effective August 31, 2002, Reliant Energy consummated a restructuring transaction as a result of which it became an indirect wholly-owned subsidiary of CenterPoint Energy and each share of common stock of Reliant Energy was converted into one share of CenterPoint Energy. Also, as part of the restructuring, Reliant Energy's approximately 82% ownership interest in Reliant Resources was distributed to
              CenterPoint Energy. . . .

         12. . . . From August 2000 to April 30, 2001, Reliant Resources was a wholly-owned subsidiary of Reliant Energy. Reliant Resources held its initial public offering on April 30, 2001. From May 1, 2001 until September 30, 2002, Reliant Energy owned 82% of Reliant
              Resources' outstanding common stock. . . .

Plaintiffs' Consolidated Class Action Complaint (Document No. 47) at 5-6.

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also Plaintiffs' Consolidated Class Action Complaint at 50 (noting the Wall
Street Journal's characterization of round-trip trades as "'wash' trades or 'in-and-out' transactions, whereby energy trader[s] simultaneously purchase[d] and s[old] power with the same counterparty at the same price and quantity."). Such "round-trip" trades, Plaintiffs contend, served no legitimate economic or financial purpose, and only served fictitiously to increase the revenues and trading volumes of Reliant Energy and Reliant Resources. With respect to the "swap" contracts, Plaintiffs allege that Reliant Energy's assets and liabilities were misstated as a result of Reliant Energy's failure to account properly for certain "swap" contracts that were terminated and then replaced with new swap contracts. Finally, Plaintiffs allege that Reliant Energy and Reliant Resources overstated their revenues as a result of the improper recording of four structured transactions that were intended to shift gains to future periods, and the recording of certain energy services transactions on a gross, as opposed to net, basis.

                           II. THE MOTIONS TO DISMISS

         Defendants Center Point Energy (formerly known as Reliant Energy, Inc.), Reliant Resources, Inc., R. Steve Letbetter, Stephen W. Naeve and Mary Ricciardello (referred to herein collectively as


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the "Reliant Defendants"),(4) pursuant to FED. R. Civ. P. 12(b)(6) and the heightened pleading requirements of the Private Securities Litigation Reform Act ("PSLRA"), 15 U.S.C. Section 78u-4, seek dismissal of Counts One, Two, Three and Four. In addition, Reliant Defendants seek, pursuant to FED. R. Civ. P. 12(b)(6) dismissal of that part of Count Five which alleges a violation of Section 12(a)(2) of the Securities Act of 1933, 15 U.S.C. Section 771. Finally, pursuant to Fed. R. Civ. P. 12(b)(6) and the Securities Litigation Uniform Standards Act ("SLUSA"), 15 U.S.C. Section 77p, 78bb, Reliant Defendants seek dismissal of Count Eight, Plaintiffs' claim under the Texas Securities Act. Reliant Defendants have not moved for dismissal of that part of Count Five that alleges a violation of Section 11 of the Securities Act of 1933, 15 U.S.C. Section 77k, or for dismissal of Count Six, which alleges a violation of Section 15 of the Securities Act of 1933, 15 U.S.C. Section 77o.

         Essentially for the same reasons advanced by Reliant Defendants, Defendant Joe Bob Perkins moves to dismiss Counts One, Two, Three, Four, and Eight. In addition, however, Perkins maintains that he, as a matter of law, has no liability under

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         (4) For purposes of this Opinion and Order, mention will be made to
Reliant Energy, not CenterPoint Energy, the successor-in-interest to Reliant Energy. Defendant Perkins, who is represented by separate counsel and who has filed his own Motion to Dismiss, is not included in the reference to the "Reliant Defendants," although he is included in references made herein to the "Individual Defendants."

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Counts Five and Six, and that all of Plaintiffs' claims against him should therefore be dismissed.

                             III. STANDARD OF REVIEW

         A. FED. R. CIV. P. 12(b)(6)

         Fed. R. Civ. P. 12(b)(6) provides for dismissal of an action for "failure to state a claim upon which relief can be granted." When a district court reviews the sufficiency of a complaint before it receives any evidence either by affidavit or admission, its task is inevitably a limited one. Scheuer
v. Rhodes, 94 S. Ct. 1683, 1686 (1974). The issue is not whether the plaintiff will ultimately prevail, but whether the plaintiff is entitled to offer evidence to support the claims. Id.

         In considering a motion to dismiss under Rule 12(b)(6), the district court should construe the allegations in the complaint favorably to the pleader and accept as true all well-pleaded facts in the complaint. La Porte Construction Co. v. Bavshore Nat'l Bank of La Porte, Tex., 805 F.2d 1254, 1255 (5th Cir. 1986); Kaiser Aluminum & Chemical Sales, Inc. v. Avondale Shipyards, Inc., 677 F.2d 1045, 1050 (5th Cir. 1982), cert. denied 103 S. Ct. 729 (1983);
Mann v. Adams Realty Co., 556 F.2d 288, 293 (5th Cir. 1977). Dismissal of a claim is improper unless it appears beyond a doubt that the plaintiff can prove no set of facts in support of his claim that would entitle him to relief. Hughes
v. Rowe, 101 S.

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Ct. 173, 176 (1980); Conley v. Gibson, 78 S. Ct. 99, 102 (1957); Kaiser
Aluminum, 677 F.2d at 1050; Mann, 556 F.2d at 293.

         B. PLEADING CLAIMS UNDER THE SECURITIES EXCHANGE ACT

         To state a claim under either Section 10(b) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78j(b), or SEC Rule 10b-5, 17 C.F.R. Section 240.10b-5, "'a plaintiff must allege, in connection with the purchase or sale of securities, '(1) a misstatement or an omission (2) of material fact (3) made with scienter(4) on which the plaintiff relied (5) that proximately caused [the plaintiff's] injury.'" Goldstein v. MCI Worldcom. Inc., 340 F.3d 238, 244 (5th Cir. 2003) (quoting Nathenson v. Zonagen, Inc., 267 F.3d 400, 406-07 (5th Cir.
2001)). Allegations of securities fraud may not be made generally, and are subject to the pleading requirements of FED. R. CIV. P. 9(b), which provides:
"'[i]n all averments of fraud . . . , the circumstances constituting fraud . . . shall be stated with particularity.'" Id. at 245 (quoting FED. R. CIV. P. 9(b)). In addition, since December 22, 1995, securities fraud claims brought by private parties under the Securities Exchange Act of 1934, are subject to additional heightened pleading requirements. The PSLRA, 15 U.S.C. Section 78u-4(b), provides in this respect as follows:

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    (b) Requirements for securities fraud actions

         (1) Misleading statements and omissions

         In any private action arising under this chapter in which the plaintiff alleges that the defendant -

                  (A) made an untrue statement of a material fact; or

                  (B) omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances in which they were made, not misleading;

         the complaint shall specify each statement alleged to have been misleading, the reason or reasons why the statement is misleading, and, if an allegation regarding the statement or omission is made on information and belief, the complaint shall state with particularity all facts on which that belief is formed.

         (2) Required state of mind

         In any private action arising under this chapter in which the plaintiff may recover money damages only on proof that the defendant acted with a particular state of mind, the complaint shall, with respect to each act or omission alleged to violate this chapter, state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind.

         (3) Motion to dismiss; stay of discovery

                  (A) Dismissal for failure to meet pleading requirements

                  In any private action arising under this chapter, the court shall, on the motion of any defendant, dismiss the complaint if the requirements of paragraphs (1) and (2) are not met.

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         In this case, for purposes of Defendants' Motions to Dismiss, the heightened pleading requirement applies to Plaintiffs' claims under the Securities Exchange Act of 1934, but not to Plaintiffs' claims under the Securities Act of 1933. Romine v. Acxiom Corp., 296 F.3d 701, 704-705 (8th Cir.
2002) ("The structure and legislative history of that Act [PSLRA] persuade us that Section 78u-4 applies only to fraud actions brought under the Securities Exchange Act of 1934."); In re Enron Corp. Securities. Derivative and ERISA Litigation, 2003 WL 230688 at *11 (S.D. Tex. 2003) (the "heightened pleading standards imposed by Rule 9(b) and the PSLRA apply only to circumstances constituting the alleged misstatement of material fact or fraudulent action at issue under Section 10(b)"); In re Initial Public Offering Sec. Litig., 241
F. Supp.2d 281, 338 (S.D.N.Y. 2003) ("because the phrase 'under this chapter' as used throughout 15 U.S.C. Section 78u-4 only refers to the Exchange Act, the PSLRA pleading requirements have no application to claims that arise under
Section 11 or other provisions of the Securities Act (e.g., Section 15).")

         C. MATTERS OUTSIDE THE PLEADINGS

         As part of their response to the Motions to Dismiss, Plaintiffs point to a Securities and Exchange Commission Cease and Desist Order ("SEC Order") as well as a Federal Energy Regulatory Commission Order ("FERC Order"), claiming that both support their

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state of mind allegations. Plaintiffs ask that the Court take judicial notice of both documents. Because such documents are not part of Plaintiffs' Consolidated Class Action Complaint, and because the contents of the SEC Order and the FERC Order have not been alleged by Plaintiffs in their Consolidated Class Action Complaint, for purposes of Defendants' Rule 12(b)(6) motions to dismiss, neither the SEC Order nor the FERC Order has any applicability. See Scanlan v. Texas A&M University, 343 F.3d 533, 536 (5th Cir. 2003) ("In determining whether to grant a motion to dismiss, the district court must not go outside the pleadings and must accept all well-pleaded facts as true, viewing those facts most favorably to the plaintiff."). Moreover, neither the contents of the SEC Order nor the FERC Order are subject to judicial notice. Id. at 537 ("'[a] judicially noticed fact must be one not subject to reasonable dispute in that it is either (1) generally known within the territorial jurisdiction of the trial court or (2) capable of accurate and ready determination by resort to sources whose accuracy cannot reasonably be questioned.' Fed. R. Evid. 201(b)").

                                 IV. DISCUSSION

         Reliant Defendants seek dismissal of Counts One, Two, Three, Four, part of Count Five, and Count Eight. With respect to Counts One and Three, which are subject to the heightened pleading

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requirements of the PSLRA, Reliant Defendants argue that Plaintiffs have not alleged any particularized facts "giving rise to a strong inference that the [Reliant Defendants] acted with the required state of mind." 15 U.S.C. Section 78u-4(b)(2). With respect to Counts Two and Four, Reliant Defendants argue that such counts cannot be maintained against them in the absence of primary liability under Counts One and Three; in other words, Reliant Defendants argue that if Counts One and Three are dismissed, Counts Two and Four cannot be maintained against them as a matter of law. With respect to Plaintiff's claim under Section 12(a)(2) of the Securities Act of 1933 in Count Five, Reliant Defendants argue that they were not, as a matter of law, statutory sellers of the stock made the basis of the IPO. Finally, with respect to Count Eight, Reliant Defendants argue that Plaintiffs' claims under the Texas Securities Act are preempted.

         In his separate Motion to Dismiss, Defendant Perkins seeks dismissal of the claims against him in Counts One, Two, Three, Four, and Eight for the same reasons argued by Reliant Defendants. In addition, with respect to Counts One and Three, Perkins maintains that he did not make, and is not alleged to have made, any misrepresentations or omissions. With respect to Counts Two and Four, Perkins argues that he cannot be held liable as both a primary violator under
Section 10(b) and/or SEC Rule 10b-5, and as a controlling person under
Section 20(a). With respect to

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Plaintiffs' claim under Section 11 of the Securities Act of 1933 in Count Five,
Perkins maintains that he does not fall within one of the categories of persons subject to liability under Section 11. Finally, Perkins argues that Plaintiffs have not, in Count Six, alleged a claim against him for control person liability.

         A. CLAIMS UNDER SECTION 10(b) OF THE SECURITIES EXCHANGE ACT OF 1934 (COUNTS ONE AND THREE)

         Count One of the Consolidated Class Action Complaint alleges that Reliant Energy and the Individual Defendants:

         carried out a plan, scheme and course of conduct throughout the Class Period, which was intended to and did, (i) deceive the investing public, including the Lead Plaintiffs and other Reliant Energy Class Members . . . by making various false statements of material facts and omitting to state material facts to make the statements made not misleading to Lead Plaintiffs and the other members of the Reliant Energy Class; (ii) artificially inflate and maintain the market price of Reliant Energy common stock; and (iii) cause Lead Plaintiffs and other members of the Reliant Energy Class to purchase Reliant Energy's common stock at inflated prices by employing manipulative or deceptive devices and contrivances.

Consolidated Class Action Complaint (Document No. 47) at 67. Similarly, Count Three of the Consolidated Class Action Complaint alleges that Reliant Resources and the Individual Defendants:

         carried out a plan, scheme and course of conduct throughout the Class Period, which was intended to and did (i) deceive the investing public, including Lead Plaintiffs and other Reliant Resources Open Market Class members. . . by making various false statements of material facts and omitting to state material facts to

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         make the statements made not misleading to Lead Plaintiffs and the other members of the Reliant Resources Open Market Class; (ii) artificially inflate and maintain the market price of Reliant Resources common stock; and (iii) cause Lead Plaintiffs and other members of the Reliant Resources Open Market Class to purchase Reliant Resources' common stock at inflated prices by employing manipulative or deceptive devices and contrivances.

Consolidated Class Action Complaint (Document No. 47) at 72. Both Count One and Count Three are predicated on violations of Section 10(b) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78j(b), and Securities Exchange Commission Rule 10b-5, 17 C.F.R. Section 240.10b-5. Section 10(b) provides as follows:

         It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce or of the mails, or any facility of any national securities exchange -

         (b) To use or employ, in connection with the purchase or sale of any security registered on a national securities exchange or any security not so registered, or any securities-based swap agreement (as defined in section 206B of the Gramm-Leach-Bliley Act), any manipulative or deceptive device or contrivance in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors.

15 U.S.C. Section 78j(b) (2000). Likewise, SEC Rule 10b-5 provides:

         It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or of the mails or of any facility of any national securities exchange,

         (a) To employ any device, scheme, or artifice to defraud,

         (b) To make any untrue statement of a material fact or to omit to state a material fact necessary in order to make


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         the statements made, in the light of the circumstances under which they were made, not misleading, or


         (c) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, in connection with the purchase or sale of any security.

17 C.F.R. Section 240.10b-5.

         Under the PSLRA, in order to state a claim under Section 10(b), or Rule 10(b)(5), a plaintiff must, with respect to each Defendant sued, set forth particularized facts which give rise to a strong inference that each defendant acted with the requisite state of mind, that is, with scienter, or with severe recklessness. Goldstein, 340 F.3d at 245-246 (5th Cir. 2003); Rosenzweig v. Azurix Corp., 332 F.3d 854, 866 (5th Cir. 2003); Abrams v. Baker Hughes,
Inc., 292 F.3d 424, 430 (5th Cir. 2002); Nathenson v. Zonagen, Inc., 267 F.3d 400, 408 (5th Cir. 2001). "'[C]onclusory allegations or legal conclusions masquerading as factual conclusions will not suffice. . .'" In re Azurix Corp. Sec. Litig., 198 F. Supp.2d 862, 877 (S.D. Tex. 2002) (Lake, J.) (quoting Jefferson v. Lead Indus. Ass'n, Inc., 106 F.3d 1245, 1250 (5th Cir. 1997)), aff'd, Rosenzweig, 332 F.3d 854 (5th Cir. 2003); Nathenson, 267 F.3d at
419-420 ("Under the PSLRA it is clear that conclusory allegations of state of mind do not suffice"); In re Capstead Mortgage Corp. Sec. Litig., 258 F.
Supp.2d 533, 546 (N.D. Tex. 2003) ("The court,



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         however, will not accept conclusory allegations in the complaint as true.").(5)

         Scienter, as required to state a claim under the Securities Exchange Act, has been defined as "'a mental state embracing intent to deceive, manipulate, or defraud.'" Goldstein, 340 F.3d at 245 (quoting Ernst & Ernst v. Hochfelder, 425 U.S. 185, 193 n. 12 (1976)). Severe recklessness, in contrast, is:

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         (5) As stated succinctly in Capstead,

         It is not sufficient to simply allege certain facts that support a final conclusion, when those "facts" themselves are conclusory; the PSLRA is satisfied only by facts, not conclusory allegations. "Facts" are objective and verifiable, or clearly warranted deductions from other facts, whereas conclusions are subjective and based on opinion, including deductions that may not be generally accepted."

                                      * * *

         Pleading scienter is not an insurmountable task if facts exist to support it. The approach is to state with particularity what each Defendant did and why the conduct rises to the level of scienter, rather than taking a shotgun approach in which Plaintiffs attempt to overwhelm the court with conclusory, speculative and esoteric allegations. Stated in plain language, Plaintiffs simply need to connect the dots and state with particularity facts, rather than hyperbole or conclusory statements, which demonstrate what each Defendant did that would point to a strong inference of scienter. This would be the simplest and most efficient or effective way to show scienter, rather than attempting to show it by cross-linking a myriad of conclusory allegations. A complaint need not be long and detailed to accomplish this, but it must be specific.

258 F. Supp.2d at 550, 565.

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         [L]imited to those highly unreasonable omissions or misrepresentations that involve not merely simple or even inexcusable negligence, but an extreme departure from the standards of ordinary care, and that present a danger of misleading buyers or sellers which is either known to the defendant or is so obvious that the defendant must have been aware of it.

Goldstein, 340 F.3d at 245-46 (quoting Nathenson, 267 F.3d at 408); Rosenzweig, 332 F.3d at 866 (same).

         Circumstantial evidence may, in some circumstances, be sufficient to support a strong inference of scienter. Goldstein, 340 F.3d at 246 ("[W]e have never required a plaintiff to present direct evidence of scienter in order to withstand dismissal of his securities claims. Allegations of circumstantial evidence justifying a strong inference of scienter will suffice."). Allegations of motive and opportunity, without more, however, are not sufficient, as a matter of law, to support a strong inference of scienter. Goldstein, 340 F.3d at 246, 250-251; Rosenzweig, 332 F.3d at 867 ("It is well established that bare allegations of motive and opportunity will not suffice to demonstrate scienter"); In re Paracelsus Corp. Sec. Litig., 61 F. Supp.2d 591, 598 (S.D. Tex. 1998) ("The statutory language and its legislative history lead to only one conclusion: the PSLRA imposes a heightened pleading standard and eliminates the ability to plead scienter solely by alleging evidence of a defendant's motive and opportunity."). In addition, an individual's position in a corporation's hierarchy, without more, is insufficient to support

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a strong inference of scienter. Abrams, 292 F.3d at 432 ("A pleading of scienter may not rest on the inference that defendants must have been aware of the misstatement based on their positions within the company."); Nathenson, 267 F.3d at 424 ("normally an officer's position with a company does not suffice to create an inference of scienter"); In re Advanta Corp. Sec. Litig., 180 F.3d
525, 539 (3rd Cir. 1999) ("allegations that a securities-fraud defendant, because of his position within the company, 'must have known' a statement was false or misleading" are insufficient). Finally, accounting rule infractions cannot, by themselves, support a strong inference of scienter. Abrams, 292 F.3d at 432 ("Also, the mere publication of inaccurate accounting figures or failure to follow GAAP, without more, does not establish scienter. The party must know that it is publishing materially false information, or must be severely reckless in publishing such information."); In re Baker Hughes Sec. Litig., 136 F.
Supp.2d 630, 649 (S.D. Tex. 2001) ("In the absence of additional facts specifying fraudulent intent or the defendant's state of mind, GAAP errors 'merely suggest that either management or the accountant missed something, and may have failed to prepare or review the financial statements in accordance with an accepted standard of reasonable care.'" quoting Reiger v. Price Waterhouse Coopers LLP, 117 F. Supp.2d 1003, 1010 (S.D. Cal. 2000)); Chill v. General Electric Co., 101 F.3d 263, 270 (2nd Cir. 1996) ("Allegations of a violation of GAAP provisions or SEC regulations, without corresponding fraudulent intent, are not sufficient to state a securities fraud claim.").

         The critical issue in a motion to dismiss based on insufficient allegations of scienter, as observed by Chief Judge Carolyn King, "is whether the allegations of fraud contained in the plaintiffs' complaint are sufficiently connected to [each of the defendants] such that [a] strong inference of scienter on their part is appropriate." Goldstein v. MCI Worldcom, Inc., 340 F.3d 238, 249 (5th Cir. 2003); see also Capstead, 258 F. Supp.2d at 550. In determining whether a plaintiff's allegations support a strong inference of scienter, all facts, circumstances and allegations are to be considered in toto. Goldstein, 340 F.3d at 246; Abrams, 292 F.3d at 431 ("the allegations should not be read in isolation, but taken together as a whole to see if they raise the necessary strong inference of scienter". In that regard, the court is obliged to weigh the plaintiffs' allegations in order to "determine whether or not the facts support a 'strong inference' of scienter," that is, "whether the inferences toward scienter are strong or weak." Rosenzweig, 332 F.3d at 867 (emphasis in original) (also noting that "the PSLRA's pleading standards explicitly contemplate such weighing").

         "[F]or securities fraud plaintiffs to plead a strong inference of the required state of mind, they must allege with particularity facts that, assumed to be true, constitute persuasive, effective, and cogent evidence from which it can logically be deduced that defendants acted with intent to deceive, manipulate, or defraud." Coates v. Heartland Wireless Communications, Inc., 100 F. Supp.2d 417, 422 (N.D. Tex. 2000) (emphasis in original). Somewhat similarly, according to the Sixth Circuit,

         Inferences must be reasonable and strong-but not irrefutable. "Strong inferences" nonetheless involve deductive reasoning; their strength depends on how closely a conclusion of misconduct follows from a plaintiff's proposition of fact. Plaintiffs need not foreclose all other characterizations of fact, as the task of weighing contrary accounts is reserved for the fact finder. Rather, the "strong inference" requirement means that plaintiffs are entitled only to the most plausible of competing inferences.

Miller v. Champion Enterprises. Inc., 346 F.3d 660, 673 (6th Cir. 2003) (quoting Helwig v. Vencor, Inc., 251 F.3d 540, 553 (6th Cir. 2001) (en banc)), cert. dismissed, 122 S. Ct. 2616 (2002); see also Greebel v. FTP Software. Inc., 194 F.3d 185, 195-96 (1st Cir. 1999) ("inferences of scienter survive a motion to dismiss only if they are both reasonable and 'strong' inferences); but see Pirraglia v. Novell, Inc., 339 F.3d 1182, 1187 (10th Cir.2003) (rejecting Vencor's method of considering only the most plausible inferences). (6)

----------

         (6) Reliant Defendants argue in their Motion to Dismiss that all reasonable inferences to be drawn from Plaintiffs' allegations, whether such inferences are favorable or unfavorable to Plaintiffs' claims, should be considered by the Court in connection with their Rule 12(b)(6) Motion to Dismiss. While it has not been decided in this Circuit whether district courts are to view a plaintiff's

         In this case, Plaintiffs have alleged scienter on the part of the Individual Defendants, which they claim is imputable to both Reliant Energy and Reliant Resources. Plaintiffs allege as follows in a section of their Consolidated Class Action Complaint entitled "Scienter":

         168. Senior management of both Reliant Energy and Reliant Resources, including each of the Individual Defendants named herein, became aware of the wholesale energy trading group's round-trip trading as a result of both the companies' risk management controls and chain of command for financial reporting. In addition, the goals established by management, which Defendant Joe Bob Perkins and Shalid Malik were responsible for attaining, served as the driving force behind the need to generate higher volume in order to achieve higher rankings as an energy trader. These goals were the means of achieving the Company's ranking in the industry, which rankings were only achieved through round-trip trades with no risk and no economic reality. When energy traders met or exceeded the goals established by Perkins, they received quarterly bonuses, which further incentivized the traders to meet management's goals through whatever means was possible.

         169. Beginning in the 1999 fiscal year, Reliant Energy established a Risk Management Oversight Committee designed to monitor the Company's trading practices and control the risks resulting from such trading. The Risk Management Oversight Committee established a practice of compiling VAR [Value at Risk] Reports. These VAR Reports were compiled on a daily basis, first by Reliant Energy

----------

allegations, in a case subject to the PSLRA, only in the light most favorable to the plaintiff's claims, the Fifth Circuit has, in Rosenzweig, approved of the "weighing" of a plaintiff's allegations, noting that "the district court must engage in some weighing of the allegations to determine whether the inferences toward scienter are strong or weak." Rosenzweig, 332 F.3d at 867. Such weighing of a plaintiff's allegations may suggest that both favorable and less than favorable inferences to be drawn from a plaintiff's allegations are to be considered.

         and later by Reliant Resources' Risk Department to reflect the Company's daily trades and risk exposure from such trades.

         170. Defendants Ricciardello and Joe Bob Perkins received daily VAR Reports as part of their Risk Management Oversight responsibilities. The VAR Reports included daily portfolio reporting and market to market valuation of the Company's portfolio. [ ](7)

         171. [ ] Defendants Joe Bob Perkins and Ricciardello would [ ] have been aware of round-trip trades to the extent they exceeded energy traders' specific dollar limits for purchases and sales. Each energy trader at Reliant Energy, and later Reliant Resources, had a certain dollar value of power or gas that they could purchase or sell without seeking higher approval. In order to exceed those trading limits, they had to seek approval either from Joe Bob Perkins or, in some instances, the Chief Accounting Officer of the Company. If the dollar volume of a round-trip trade exceeded the energy trader's limits, he had to seek approval from either Defendant Perkins or a more senior accounting executive. Through this check and balance, initially designed to control risk, Defendants Perkins and Ricciardello and perhaps other Individual Defendants would have learned of the round-trip trades. All such trades also were booked in the Company's general ledger once it was approved by Defendant Perkins or a senior accounting officer. A trade which exceeded the energy trader's specific limits could not be booked in the Company's general ledger, absent approval from either Perkins or a senior accounting officer. This would also serve as a mechanism for Perkins and the other Individual Defendants to learn of the specific round-trip trades at the time they were booked in the Company's general ledger.

         172. [ ] Defendant Perkins was also aware of round-trip trading as a result of daily position reports prepared by analysts on the trading floor. Throughout the Class Periods, an analyst was responsible for developing

----------

         (7) Plaintiffs, in a Notice of Withdrawal of Allegations Regarding Value at Risk and Daily Position Reports (Document No. 93), withdrew some of their scienter allegations. The withdrawn allegations are referenced above in empty brackets [ ].

         detailed position reports to traders so that they could keep track of their trades and portfolios. These position reports were compiled and presented daily and monthly to Shalid Malik. Malik would provide this information on a regular basis to Defendant Perkins. Perkins would direct quarterly meetings of the entire trading operation where the results of the trading operations were reviewed. That review was, in large part, based upon the position reports prepared by analysts and reported to Malik on a regular basis. Round-trip trades were included in the daily position reports so that both Malik and Perkins would have been aware of these riskless positions as a result of these regular analyst reports.

         173. Defendant Perkins would also have been aware of round-trip trades through monthly profit and loss reports for the Wholesale Energy segment. These monthly reports were delivered to both Perkins and to Gary Luce, who reported to Perkins.

         174. In addition to the foregoing, the exercise of stock options and immediate sales of Reliant Energy shares by Defendant Ricciardello are both unusual in timing and amount, and suggest knowledge of the Company's improper revenue recognition due to round-trip trades. Specifically, Defendant Ricciardello exercised and sold 43,003 options to acquire Reliant Energy common stock on April 18 and April 19, 2001, at prices ranging from $49.17 to $49.35 per share. The exercise price for these options ranged from $17.75 to $25.813. The exercise and sales took place in thirteen separate transactions, totaling 43,003 option shares over the course of the two-day period and followed a positive report on first quarter results. The net gain on the exercise and sale of these options to Defendant Ricciardello was $1,041,504, as determined by the difference between the exercise price and the sale price. The exercise of these options constituted a sale of 79.27% of Ricciardello's option holdings.

         175. The sheer size of the Reliant Resources' trading should also have put senior management, including Defendants Letbetter and Naeve, on notice of the extent to which there was no economic reality in the Company's energy trading business. In an effort to receive high rankings in Power Markets Weekly, all the companies involved in energy trading - Reliant as well as other public and highly visible public companies such as CMS, Enron, Dynegy and others - engaged in numerous round-trip trades. The volume of trading grew to the point where it exceeded the physical capacities of the United States energy consumption on an annual basis. Large trades done on a round-trip basis served to inflate trading volumes and establish rankings. Energy traders were provided bonuses at all of these companies (including Reliant) based on the volume of trading they generated. Anyone familiar with the energy business in the United States at the time - as each of the Individual Defendants were - had to have recognized that there was no economic reality to the massive volumes of energy trading being reported by Reliant as well as its competitors.

Consolidated Class Action Complaint (Document No. 47) at Paragraph 169-175. In addition, while not in the "Scienter" section of their Consolidated Class Action Complaint, Plaintiffs also allege generally that the Individual Defendants "by virtue of their high level positions within both Reliant Energy and Reliant Resources, directly participated in the management of each company, were directly involved with the day-to-day operations and were privy to confidential non-public information concerning the wholesale energy trading operations-- first of Reliant Energy and later of its subsidiary, Reliant Resources," and that Defendants "either failed to implement and maintain an adequate internal accounting control system, or knowingly or recklessly tolerated the failure to use existing internal controls in a manner that would ensure compliance with GAAP." Consolidated Class Action Complaint (Document No. 47) at 10, 63.

                  1. DEFENDANTS LETBETTER AND NAEVE

         A careful review of the lengthy Consolidated Class Action Complaint reveals very few general allegations against Defendants Letbetter and Naeve, and even fewer particularized allegations. Plaintiffs' allegations, such as they are, do not give rise to a strong inference that Defendants Letbetter and Naeve acted with the requisite state of mind, that is, with scienter, or with severe recklessness. During the class periods, Letbetter was a director of Reliant Energy, and also served as Reliant Energy's Chairman, President & Chief Executive Officer. In addition, during the class periods, Letbetter served as Reliant Resources' Chairman, President and Chief Executive Officer. Similarly, during the class periods, Naeve served as Vice Chairman and Chief Financial Officer of Reliant Energy, and as Executive Vice President and Chief Financial Officer of Reliant Resources.

         Plaintiffs allege that Letbetter and Naeve, as a result of their positions with Reliant Energy and Reliant Resources, as well as their day-to-day management of those companies, should have known about the round-trip trading. A strong inference of scienter cannot be based on Letbetter and Naeve's positions with Reliant Energy and Reliant Resources. Abrams, 292 F.3d at 432; Nathenson, 267 F.3d at 424; Advanta, 180 F.3d at 539. This is particularly true given the absence of any allegations that Letbetter or Naeve personally oversaw or supervised the energy traders who were engaged in round-trip trades. It is even more true when the size of Reliant Energy and Reliant Resources, and the number of persons they employed, is considered. See Nathenson, 267 F.3d at 424-425 (defendant's position as President and Chief Executive Officer coupled with the fact that the corporation was essentially a "one-product" company, the company had only 32-35 full-time employees, and the fact that the fraudulent statements were made by the defendant on an issue that was "obviously important" to the company, were sufficient, but barely so, to support a strong inference of scienter). As for Plaintiffs' generalized allegations that Letbetter and Naeve "became aware of the wholesale energy trading group's round-trip trading as a result of both the companies' risk management controls and chain of command for financial reporting," such allegations are not supported by any facts or particulars about the companies' risk management controls or the actual "chain of command" for financial reporting at either Reliant Energy or Reliant Resources. Azurix, 198
F. Supp.2d at 890 ("Merely alleging that the defendants knew or had access to information by virtue of their board or managerial positions is not sufficient to plead scienter.").

         Plaintiffs' allegations that Letbetter and Naeve knew or should have known about the round-trip trading because of the unprecedented volume of round-trip trading that was occurring is merely conclusory. Plaintiffs do not allege that either Letbetter or Naeve ever received any information, much less any particularized information, that the trading volumes at Reliant Energy or Reliant Resources could not have been legitimately attained. Moreover, there are no allegations that Letbetter or Naeve received any information from which they could have, or should have, determined that trading volumes, market-wide, exceeded "the physical capacities of the United States energy consumption on an annual basis," and therefore could have only been attributable to round-trip trading by Reliant Energy and/or Reliant Resources. In their Consolidated Class Action Complaint, Plaintiffs set out the inflated revenues and volumes beginning in the fourth quarter of 1999, and continuing through the fourth quarter of 2001. Plaintiffs allege that Reliant Energy overstated its revenues in 1999, by $1.509 billion (9.9%), and overstated its revenues in 2000, by $1.070 billion (3.7%), both of which were the result of "improperly recording revenue in both round-trip energy trading transactions and non-round-trip energy related service transactions." Consolidated Class Action Complaint (Document No. 47) at Paragraphs 105(b), 108(b). Plaintiffs also allege that Reliant Energy and Reliant Resources overstated their revenues in 2001 by $5.4 billion (not alleged as a percentage). Consolidated Class Action Complaint (Document No. 47) at Paragraph 112(c). Reliant Energy's trading volumes were likewise alleged to have been inflated in 1999, by 182 BCF and 30 MMWh (26.8%), and by 30 MMWh in 2000

(14.9%). Id. at Paragraphs 105(c), 108(c). Reliant Energy and Reliant Resources' volumes were alleged to have been inflated in 2001, by 46 BCF and 74 MMWh (not alleged as a percentage).(8) Consolidated Class Action Complaint at Paragraph 112(c). In isolation, Reliant Resources' revenues are alleged to have been overstated in 1999, by $l.417 billion (17.8%), and by $l.070 billion (5.4%) in 2000. Consolidated Class Action Complaint (Document No. 47) at Paragraph 113.

         Other than these particularized allegations regarding the extent to which revenues and volumes were inflated due to round-trip trades at Reliant Energy and Reliant Resources, Plaintiffs have not alleged, and the numbers by themselves do not demonstrate, how Letbetter or Naeve could have known that the reported revenue and volume numbers were inflated or were attributable to round-trip trades. Plaintiffs do not cite to any reports Letbetter or Naeve received that would have reflected that the revenue and volume numbers were inflated, nor have they cited to any market-wide studies, reports or statistics which would have revealed that the revenue and volume numbers reported by Reliant Energy, Reliant Resources and its competitors were inflated. As such, the incremental "volumes" allegedly produced by the round-trip trades do not support a strong inference of scienter or severe

----------

         (8) In the Consolidated Class Action Complaint, while Plaintiffs allege, as a percentage, the overstatement of revenues and volumes for 1999 and 2000, such overstatements, by percentage, have not been alleged with respect to 2001.

recklessness. See e.g., Goldstein, 340 F.3d at 251 (magnitude of the accounting errors did not support a strong inference of scienter); Capstead, 258 F. Supp.2d at 554-555 (magnitude of financial mis-reporting, which could have been attributable to "mismanagement or negligence" was "insufficient to give rise to a strong inference of scienter"); Chill, 101 F.3d at 269-270 (alleged "dramatic" increase in trading activity and profitability was not sufficient to put company on notice of employee's misconduct and thereby support a strong inference of recklessness).

         Plaintiffs' allegations that Letbetter and Naeve knew about the round-trip trading by virtue of their positions, by virtue of the volume of round-trip trading that occurred, or by virtue of unspecified risk management controls and chain(s) of command for financial reporting are simply insufficient to support a strong inference of either scienter or severe recklessness. See e.g., Goldstein, 340 F.3d at 250-254.(9) Plaintiffs' generalized

----------

         (9) The facts and allegations in Goldstein are particularly instructive. At issue in Goldstein was the sufficiency of the allegations of securities fraud under Section 10(b) and Rule 10b-5 against Bernard Ebbers, MCI Worldcom, Inc.'s former chief executive officer, and Scott D. Sullivan, Worldcom's former chief financial officer and executive vice president. The plaintiffs in Goldstein alleged that Ebbers and Sullivan "knowingly or with severe recklessness failed to direct the write-off of millions of dollars worth of uncollectible accounts, resulting in material misrepresentations and omissions in Worldcom's financial statements and communications with shareholders and the investing public in violation of the Securities Exchange Act of 1934." Goldstein, 340 F.3d at 242. While finding particularized allegations of motive and opportunity as to Ebbers, the Fifth Circuit held that motive and opportunity allegations by themselves were not sufficient to withstand dismissal under the PSLRA. Id. at 250-51. With respect allegations of motive likewise do not support a strong inference of scienter. Rosenzweig, 332 F.3d at 867 ("[B]are allegations of motive and opportunity will not suffice to demonstrate scienter because, to hold otherwise, 'would effectively eliminate the state of mind requirement as to all corporate officers and defendants,'" quoting Melder v. Morris, 27 F.3d 1097, 1102 (5th Cir. 1994)); In re K-Tel Int'l. Inc. Sec. Litig., 300 F.3d 881, 894 (8th Cir. 2002) ("unsupported allegations with regard to motives generally possessed by all corporate directors and officers are insufficient as a matter of law"); Kalnit
v. Eichler, 264 F.3d 131, 139 (2nd Cir. 2001) ("Motives that are generally possessed by most corporate directors and officers do not suffice; instead, plaintiffs must assert a concrete and personal benefit to the individual defendants resulting from the fraud."). Therefore, pursuant to 15 U.S.C.
Section 78u-4(b)(3)(A), Defendants Letbetter and Naeve are entitled to dismissal of Counts One and Three.

----------

to the other allegations of circumstantial evidence, including "the timing of the write-off," "the magnitude of the write-off," Ebbers's "close involvement in the day-to-day operation and management of WorldCom," and Ebbers's and Sullivan's "positions in WorldCom, including their alleged decision-making roles in writing off uncollectible accounts," the Fifth Circuit found that such allegations, as framed by Plaintiffs in their class action complaint, were insufficient to raise a strong inference of scienter. Id. at 251. According to the Fifth Circuit, the allegations "could best be described as allegations of mismanagement of WorldCom's accounts receivable situation, perhaps even gross mismanagement, by several individuals in charge of handling the accounts rather than severe recklessness by Ebbers and Sullivan individually." Id. at 254.

                 2. DEFENDANT RICCIARDELLO

         The allegations in Plaintiffs' Consolidated Class Action Complaint against Defendant Ricciardello, while more numerous and substantive than the allegations against Defendants Letbetter and Naeve, also fail to support a strong inference of scienter or severe recklessness on the part of Defendant Ricciardello. During the class periods, Defendant Ricciardello served as the Chief Accounting Officer and a Senior Vice President of both Reliant Energy and Reliant Resources. As with the allegations against Letbetter and Naeve, Defendant Ricciardello's position at Reliant Energy and Reliant Resources, by itself, does not support a strong inference of scienter. Abrams, 292 F.3d at 432; Advanta, 180 F.3d at 539. Similarly, there are no particularized allegations from which it could be inferred, much less strongly inferred, that Defendant Ricciardello knew or should have known, based on the volume of energy trading at Reliant Energy, Reliant Resources, or at energy companies market-wide, that traders at Reliant Energy and Reliant Resources were engaged in round-trip trading. See supra pp. 27-31.

         The allegations that Ricciardello received certain internal reports from which she may have been able to determine that round-trip trading was occurring, and that in some instances she may have been contacted by traders for approval of trades over a certain dollar limit from which contact she would have learned of the round-trip trades, do not support a strong inference of scienter because the allegations lack particularity and are speculative. See Abrams, 292 F.3d at 432 ("An unsupported general claim about the existence of confidential corporate reports that reveal information contrary to reported accounts is insufficient to survive a motion to dismiss. Such allegations must have corroborating details regarding the contents of allegedly contrary reports, their authors and recipients."); Phillips v. LCI Int'l, Inc., 190 F.3d 609, 623 (4th Cir. 1999) (claims of fraud under the PSLRA cannot be based on speculation); San Leandro Emergency Medical Group Profit Sharing Plan v. Philip Morris Companies, Inc., 75 F.3d 801, 813 (2nd Cir. 1996) (claims of fraud cannot be based on speculation and conclusory allegations). Although Plaintiffs do allege that Ricciardello received the VAR reports, Plaintiffs do not allege that these VAR reports disclosed any round-trip trading.(10) Moreover, given Plaintiffs' allegations that the VAR reports reflected trades for which value was at risk, and the fact that the round-trip trades represented the simultaneous purchase and sale of the same energy at the same price, transactions for which there would have been no risk, there is no inference, much less a reasonable or strong inference that Defendant Ricciardello

----------

         (10) Notably, Plaintiffs withdrew some of their scienter allegations that were based on the existence of the VAR and daily position reports. See Document No. 93.

would have been aware of the round-trip trading by virtue of her receipt of the VAR reports.

         Plaintiffs allege that unidentified "analysts" prepared daily position reports, which were designed to keep track of traders' "trades and portfolios." At no point do Plaintiffs allege that Defendant Ricciardello received the daily position reports. Plaintiffs' allegations about the "dollar limits" placed on energy traders are also deficient. Although Plaintiffs allege that Ricciardello "would have been aware of round-trip trades to the extent they exceeded energy traders' specific dollar limits for purchases and sales," Plaintiffs have not alleged that any round-trip trading exceeded a trader's specific dollar limit for purchases and sales. In addition, Plaintiffs have not alleged that Defendant Ricciardello, as opposed to either Defendant Perkins or "a more senior accounting executive," was ever approached for approval of a trade that exceeded a trader's specific dollar limit and that constituted a round-trip trade. Because there are no allegations that any energy trader sought approval from Ricciardello for a trade that exceeded the trader's specific dollar limit and because there are no allegations that Ricciardello approved of any round-trip trade, Plaintiffs' allegations about the "dollar limits" placed on traders fail to support a strong inference of scienter on the part of Ricciardello. E.g., Goldstein, 340 F.3d at 252 (noting that the complaint even failed to allege that the defendant "ever actually received a write-off request, delayed responding to a write-off request, or rejected a request to write-off a delinquent account").

         Finally, as for the allegations of scienter based on Ricciardello's exercise of her options and her own trading of Reliant Energy Stock, which Plaintiffs suggest is indicative of Ricciardello's knowledge that Reliant Energy's stock price was inflated, Plaintiffs' allegations lack sufficient particularity to support a strong inference of scienter. "Only insider trading in suspicious amounts or at suspicious times is probative of scienter. . . Further, even unusual sales by one insider do not give rise to a strong inference of scienter when other defendants do not sell some or all of their shares during the Class Period." Abrams, 292 F.3d at 435. For insider trading to support a strong inference of scienter under section 10(b) or Rule 10b-5, a court must consider, and therefore a plaintiff must allege: "(1) the amount and percentage of shares sold by the insider, (2) the timing of the sales, and (3) whether the sales were consistent with the insider's prior trading history." In re MCI Worldcom, Inc. Sec. Litig., 191 F. Supp.2d 778, 792 (S.D. Miss. 2002); see also Ronconi v. Larkin, 253 F.3d 423, 435 (9th Cir. 2001) (three factors relevant to determining whether insider trading supports a strong inference of scienter include: "'(1) the amount and percentage of shares sold by insiders;
(2) the timing of the sales; and (3) whether the sales were consistent with the insider's prior trading history.'").(11)

         Here, Plaintiffs allege that Ricciardello, on April 18, 2001 and April 19, 2001, within the Reliant Energy Class period, exercised 43,003 options, 79.27% of her option holdings, and then sold the common stock she had acquired through the exercise of her options, resulting in a net gain to her of $1,041,504. No other insiders are alleged to have traded shares of either Reliant Energy or Reliant Resources during the class periods. In addition, other than the date on which she exercised her options and the amount of profit she made, there are no allegations as to the extent of Ricciardello's total holdings in Reliant Energy (as opposed to her option holdings), and absolutely no allegations regarding her stock

----------

         (11) The importance of an insider's treading history was explained by the Ninth Circuit in Ronconi as follows:

         But not every sale of stock by a corporate insider shows that the share price is about to decline. A corporate insider may sell stock to fund major family expenses, diversify his portfolio, or arrange his estate plan. He may sell stock in a pattern that has nothing to do with any inside information, such as selling stock twice a year when the college tuition for his children is due. Our cases dealing with pleading insider trading to prove scienter are instructive. They require a plaintiff to allege "unusual" or "suspicious" stock sales. "[I]nsider trading is suspicious only when it is 'dramatically out of line with prior trading practices at times calculated to maximize the personal benefit from undisclosed inside information.'"

Ronconi, 253 F.3d at 435 (citations omitted) (emphasis in original).

trading history. Moreover, while Ricciardello did make the trades within two days of a positive press release announcing Reliant Energy's financial results for the first quarter of 2001, that fact, standing alone, particularly in the absence of more particularized allegations regarding her trading history and in the absence of any allegations that any other Individual Defendant engaged in similar trading of his own Reliant Energy stock or option holdings, does not support a strong inference of scienter.

         The allegations of scienter, whether viewed independently or collectively, do not support a strong inference of scienter or severe recklessness on the part of Ricciardello. Ricciardello's position as Chief Accounting Officer and Senior Vice President at both Reliant Energy and Reliant Resources, the mere possibility that she received some internal reports that may have reflected round-trip trading, the possibility that she may have been asked to approve of trades that may have been round-trip trades, and the mere fact that she exercised stock options in the middle of the Reliant Energy Class action period, provide at most only the weakest inference that Ricciardello acted with scienter or with severe recklessness. As such, Defendant Ricciardello is also entitled to dismissal of Counts One and Three under 15 U.S.C. Section 78u-4(b)(3)(A).

                  3. DEFENDANT PERKINS

         The majority of Plaintiffs' allegations of scienter relate to Defendant Perkins, who held top-level positions in two wholesale energy subsidiaries of Reliant Energy (President and Chief Operating Officer of Reliant Energy's Wholesale Energy Group and President and Chief Operating Officer of Reliant Energy Power Generation, Inc.), and who attained the position of Executive Vice President at Reliant Resources and Group President of Reliant Resources' Wholesale Businesses. As is set forth above, Plaintiffs allege scienter against Perkins on the basis of motive and opportunity, his receipt of certain internal reports, his position in the corporate hierarchy, his ability to authorize certain over the limit trades, and the unprecedented volume of energy trading at Reliant Energy and Reliant Resources during the class periods. Each of the allegations against Perkins will be considered independently and collectively to determine whether Plaintiffs have set forth facts which support a strong inference of scienter. In so doing, both the particularity of the allegations as well as the strength of the inference to be drawn from the allegations will be weighed. Rosenzweig, 332 F.3d at 867.

         Plaintiffs' motive and opportunity allegations are insufficient to support a strong inference of scienter. "Appropriate allegations of motive and opportunity may meaningfully enhance the strength of the inference of scienter," Nathenson, 267

F.3d at 412, but such allegations, "without more, will not fulfill the pleading requirements of the PSLRA." Goldstein, 340 F.3d at 246. Not even monumental allegations of motive and opportunity, standing alone, are sufficient under the PSLRA. Goldstein, 340 F.3d at 249-251. Here, Plaintiffs' allegations of motive and opportunity are quite weak. Plaintiffs allege that Reliant's management set goals that Perkins and Shalid Malik were responsible for attaining. They then generally plead, without any specific allegation being made against Perkins, that Reliant's rankings in the industry were only achieved through round-trip trades. Plaintiffs do not allege that Perkins devised the round-trip trading to attain management's goals; Plaintiffs do not allege that Perkins directed the round-trip trading to attain management's goals; Plaintiffs do not even allege that Perkins allowed, or acquiesced in, the round-trip trading to attain management's goals. Moreover, Plaintiffs do not allege with any specificity what management's goals were, either in terms of volume increases or in terms of industry rankings. Finally, Plaintiffs have not alleged any "motive" for round-trip trading that was personal to Perkins; that is, that he personally had a motive or incentive to engage in or to allow the round-trip trading that occurred. Kalnit, 264 F.3d at 139 ("Motives that are generally possessed by most corporate directors and officers do not suffice; instead, plaintiffs must assert a concrete and personal benefit to the individual defendants resulting from the fraud."). A generalized motive for a company to do well or to meet certain broad goals such as "higher volume" and "higher ranking" does not suffice to establish an inference of scienter. Rosenzweig, 332 F.3d at 867; Collmer v. U.S. Liquids, Inc., 268 F. Supp.2d 718, 748 (S.D. Tex. 2003) (Harmon, J.) ("motives possessed by nearly all corporate insiders, e.g., wish to uphold a high corporate credit rating, to sustain an image of profitability or successful investment, to insure a high stock price to increase executive compensation, or to prolong the benefits of being a corporate officer," are generally not sufficient to support a strong inference of scienter); Azurix, 198 F. Supp.2d at 890 (allegations that executive compensation was tied to company performance as a motive for securities fraud were "not sufficient to raise an inference of scienter because, if accepted, such allegations would essentially eliminate the state of mind requirement as to all corporate officers and directors").

         Plaintiffs' allegations based on the existence of the VAR reports, the daily position reports, and the profit and loss reports also fail to support a strong inference of scienter on the part of Perkins. As set forth above, Plaintiffs have not alleged that the VAR reports reported the round-trip trading. In fact, Plaintiffs have not alleged what specific information was contained in the VAR reports. As for the daily position reports, Plaintiffs allege that these were compiled by analysts and reported to Shalid

Malik, who "would provide this information on a regular basis to Defendant Perkins." Round-trip trades were included in these reports to Malik and hence, Plaintiffs conclude, "both Malik and Perkins would have been aware of these riskless positions." (Emphasis added). This is a conclusory assumption. See e.g., Goldstein, 340 F.3d at 252 ("the PSLRA standards, as interpreted by this court, do not entitle the plaintiffs to make a conclusory assumption that simply because a monthly report was generated and distributed to an individual who reported to Ebbers and Sullivan, Ebbers or Sullivan had knowledge of certain delinquent account information which may appear in monthly reports"). All Plaintiffs allege is that Shalid Malik "would provide this information on a regular basis" to Perkins. Whether Malik provided the information in the daily position reports to Perkins orally or in writing, and whether such information was provided to Perkins in detail or as a synopsis, and even the degree of frequency with which "information" was received on a "regular basis," is not alleged. Similarly, there are no details as to what information was contained in the daily position reports, who compiled the reports, or even how the round-trip trading would have been reflected in the reports. Finally, whether or not Perkins received and reviewed the monthly profit and loss reports, as alleged, those reports in the context of this case do not raise an inference of scienter on the part of Perkins. Plaintiffs again do not allege the contents of the profit and loss reports or how round-trip trades would have been reported, if at all, in the monthly profit and loss reports.

         The allegations of scienter against Perkins based on the dollar limits imposed on traders fail for the same reasons discussed with regard to Defendant Ricciardello. All Plaintiffs allege is that Perkins was one of several senior persons who had authority to approve trades by an energy trader in excess of his limits. Plaintiffs do not allege that Perkins was ever approached about, or ever approved of any trade that constituted a round-trip trade. These speculative possibilities do not support an inference of scienter, much less a strong inference. Phillips, 190 F.3d at 623; San Leandro, 75 F.3d 813.

         The final allegation set forth in support of scienter, the sheer volume of fictitiously traded energy at Reliant Energy and Reliant Resources, and the volume of energy traded fictitiously market-wide, raises an inference that Perkins may have been able to discover the round-trip trading, but not that he was aware of the round-trip trading and either intentionally promoted it or recklessly disregarded it. As set forth above, while the round-trip trades did inflate the revenue and trading volumes of both Reliant Energy and Reliant Resources, the additional revenues and volumes attributable to the round-trip trading were not so vast or so out-of-line so as to put Perkins on notice of the round-trip trading. Certainly, as alleged by Plaintiffs, the round-trip trading enhanced the revenues and trading volumes for Reliant Energy and Reliant Resources. However, as alluded to by Plaintiffs in their Complaint, revenue and trading volumes were on the increase market-wide during the class periods. In light of such market-wide increases, as well as the fact that round-trip trading had generally no effect on the income, profits or earnings of either Reliant Energy or Reliant Resources, the revenue and volume increases at Reliant Energy and Reliant Resources will not support a strong inference of scienter or severe recklessness on the part of Perkins. See e.g., Chill, 101 F.3d at 269-270.

         Moreover, while Plaintiffs allege that "anyone familiar with the energy business in the United States at the time - as each of the Individual Defendants were - had to have recognized that there was no economic reality to the massive volumes of energy trading being reported by Reliant as well as its competitors," such allegations are conclusory. Plaintiffs have not alleged how Perkins or any one of the other Individual Defendants could have determined that trading volumes, market-wide, were inflated. Plaintiffs cites to no industry reports, statistics, or studies, available to Perkins and the other Individual Defendants during the class periods, which would have revealed the fictitious round-trip trading by Reliant Energy, Reliant Resources and many of its competitors. Plaintiffs' reference in their Complaint to several articles appearing in Power Markets Weekly, beginning in May 2002, in which round-trip trading in the energy industry was reported from information obtained from public filings with the Federal Energy Regulatory Commission ("FERC"), also does not support a strong inference of scienter or severe recklessness on the part of Perkins or any of the other Individual Defendants. As alleged in the Complaint, the Power Markets Weekly articles were based on a compilation of information the authors obtained from FERC. The fact that such information could have been obtained and compiled by Defendants in this case does constitute recklessness on the part of Defendants, and is nothing more than hindsight as to what could have been discovered. Rosenzweig, 332 F.3d at 868 (discounting allegations that are based on hindsight); Coates v. Heartland Wireless Communications, Inc., 55 F. Supp. 2d 628, 635 (N.D. Tex. 1999) ("It is also impermissible to allege fraud by hindsight, that is, to seize upon disclosures in later reports and allege that they should have been made in earlier ones.")

         The allegations of scienter as to Perkins, viewed both independently and collectively, do not support a strong inference of scienter or severe recklessness. Although Plaintiffs' allegations raise an inference that Perkins, in a variety of ways, could have discovered that round-trip trading was occurring, the allegations do not raise a strong inference that Perkins did know about the round-trip trading, much less that he directed, participated in, or acquiesced in the round-trip trading. In addition, the allegations do not raise a strong inference that Perkins was severely reckless in failing to discover the round-trip trading. Given the absence of a strong inference of scienter, Defendant Perkins is also entitled to dismissal of Counts One and Three under 15 U.S.C. Section 78u-4(b)(3)CA).

                  4. RELIANT ENERGY AND RELIANT RESOURCES

         Scienter may by imputed to a corporate defendant based on the scienter of "the senior controlling officers of a corporation ... when those senior officials were acting within the scope of their apparent authority." Adams v. Kinder-Morgan, Inc., 340 F.3d 1083, 1106 (10th Cir. 2003). In this case, given that the allegations of scienter are insufficient to support a strong inference of scienter or severe recklessness on the part of any of the Individual Defendants, there are likewise insufficient allegations to support a strong inference of scienter or severe recklessness on the part of Reliant Energy and Reliant Resources. Therefore, Counts One and Three against Reliant Energy and Reliant Resources will also be dismissed.

         B. CLAIMS UNDER SECTION 20(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (COUNTS TWO AND FOUR)

         In Count Two of the Consolidated Class Action Complaint, Plaintiffs allege control person liability against the Individual Defendants under Section 20(a) of the Securities Exchange Act of

1934. In Court Four, Plaintiffs allege control person liability against Reliant Energy (the parent company of Reliant Resources) and the Individual Defendants under Section 20(a) of the Securities Exchange Act of 1934. In Count Two, Plaintiffs allege:

         . . . . By virtue of their high-level positions, their substantial stock ownership, participation in and/or awareness of Reliant Energy's operations and/or intimate knowledge of Reliant Energy's results of operations and energy trading business, the Individual Defendants had the power to influence and control, and did influence and control, directly or indirectly, the decision-making of the Company and each other, including the content and dissemination of the statements which Lead Plaintiffs allege are false and misleading. The Individual Defendants were provided with or had unlimited access to copies of Reliant Energy's internal reports, press releases, public filings and other statements alleged by Lead Plaintiffs to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

                                      ***

         . . . . By virtue of their position as controlling persons of Reliant
         Energy and each other, the Individual Defendants are also liable pursuant to Section 20(a) of the Exchange Act. . . .

Consolidated Class Action Complaint (Document No. 47) at Paragraph 186, 188, pp. 70-71. In Count Four, Plaintiffs allege:

         . . . . By virtue of their high-level positions, their substantial stock ownership, board memberships, participation in and/or awareness of Reliant Resources' operations and/or intimate knowledge of Reliant Resources' results of operations and energy trading business, the Individual Defendants and Reliant Energy had the power to influence and control, and did influence and control, directly or indirectly, the decision-making of [] Reliant Resources and each other, including the content and dissemination of the statements which Lead Plaintiffs allege are false and misleading. The Individual Defendants and Reliant Energy provided with or had unlimited access to copies of the Reliant Resources' internal reports, press releases, public filings and other statements alleged by Lead Plaintiffs to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

                                       ***

         . . . . By virtue of their position as controlling persons of Reliant
         Resources and each other, Reliant Energy and the Individual Defendants are also liable pursuant to Section 20(a) of the Exchange Act. . . .

Plaintiffs' Consolidated Class Action Complaint (Document No. 47) at Paragraph 199, 202, pp. 74-76.

         Controlling person liability is provided for in Section Section 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78t(a):

         Every person who, directly or indirectly, controls any person liable under any provision of this chapter or of any rule or regulation thereunder shall also be liable jointly and severally with and to the same extent as such controlled person to any person to whom such controlled person is liable, unless the controlling person acted in good faith and did not directly or indirectly induce the act or acts constituting the violation or cause of action.

Liability under Section 20(a), however, is secondary liability, and is contingent upon liability under some other provision of the Securities Exchange Act of 1934. See Adams, 340 F.3d at 1107 ("'[t]o state a prima facie case of control person liability, the plaintiff must establish (1) a primary violation of the securities laws and (2) 'control' over the primary violator by the alleged controlling person'"); Capstead, 258 F. Supp.2d at 566 ("Where a primary violation by the 'controlled person' (here, Capstead) has not been adequately pleaded, the court should also dismiss a section 20(a) claim."); Shields v. Citytrust Bancorp, Inc., 25 F.3d 1124, 1132 (2nd Cir. 1994) (upholding the dismissal of the Section 20(a) claims once it was determined that the primary violations, which had not been adequately pled, had been properly dismissed).

         In this case, given that Plaintiffs' claims under Section 10(b) of the Securities Exchange Act of 1934 and SEC Rule 10b-5 are subject to dismissal, as set forth above, Plaintiffs' claims under section 20(a) are subject to dismissal as well. E.g., Azurix, 198 F. Supp.2d at 893; Capstead, 258 F. Supp.2d at 566. Therefore, Counts Two and Four against Reliant Defendants and Defendant Perkins will also be dismissed.

         C. CLAIMS UNDER SECTION 11 AND SECTION 12(a)(2) OF THE SECURITIES ACT OF 1933 (COUNT FIVE)

         In Count Five of the Consolidated Class Action Complaint, Plaintiffs allege that Reliant Resources, the Individual Defendants, and the Lead Underwriters violated sections 11 and 12(a) (2) of the Securities Act of 1933 in connection with the initial public offering of Reliant Resources' common stock in 2001.

With respect to their claims against Reliant Resources and the Individual Defendants, Plaintiffs allege as follows:

         205. The Registration Statement and Prospectus for the April 30, 2001 IPO, at the time they became effective, contained material misrepresentations of fact and omitted facts necessary to make the facts stated therein not misleading. The facts misstated and omitted would have been material to a reasonable person reviewing the Registration Statement and Prospectus.

         206. Reliant Resources is the registrant for the shares sold to Lead Plaintiff MPERS and other members of the IPO Class. Reliant Resources issued, caused to be issued, and participated in the issuance of materially false and misleading written statements to the investing public which were contained in the Registration Statement and Prospectus. As an issuer of the shares, Reliant Resources is strictly liable to Lead Plaintiff MPERS and the IPO Class for the material misstatements or omissions.

         207. Each of the Individual Defendants, either personally or through an attorney-in-fact, signed the Registration Statement for the April 30, 2001 IPO and/or was a director and/or senior executive of Reliant Resources at the time of the IPO, and are "sellers" within the meaning of the Securities Act.

                                      ***

         209. Reliant Resources was also a "seller" of Reliant Resources' stock as defined under Section 12 (a) (2) of the Securities Act. Reliant Resources' actions of solicitation included participating in the preparation of the false and misleading Prospectus.

         210. The Defendants named herein were responsible for the contents and dissemination of the Registration Statement and Prospectus. None of the Defendants named herein made a reasonable investigation or possessed reasonable grounds for believing that the statements contained in the Registration Statement and Prospectus were true, did not omit any material facts, and were not materially misleading.

Consolidated Class Action Complaint (Document No. 47) at pp. 76-78.

         Reliant Defendants seek dismissal of only that part of Count Five that states a claim against them under Section 12(a)(2) of the Securities Act of 1933. Perkins, in contrast, seeks dismissal of the entirety of Count Five, including the claims under both section 11 and section 12(a)(2) of the Securities Act of 1933.

         In their response to Defendant Perkins's Motion to Dismiss, Plaintiffs acknowledge that Perkins did not sign the registration statement, and state that they will "voluntarily dismiss their Section 12 claim against Perkins." Lead Plaintiffs' Memorandum in Opposition to Defendant Joe Bob Perkins; Motion to Dismiss (Document No. 88) at 6.

                  1. SECTION 12(a)(2) CLAIM

         Under section 12(a)(2) of the Securities Act of 1934, 15 U.S.C.
Section 771:

         Any person who-

                  (1) offers or sells a security in violation of section 77e of this title, or

                  (2) offers or sells a security (whether or not exempted by the provisions of section 77c of this title, other than paragraph
                  (2) and (14) of subsection (a) of said section), by the use of any means or instruments of transportation or communication in interstate commerce or of the mails, by means of a prospectus or oral communication, which includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading (the purchaser not knowing of such untruth or omission), and who shall not sustain the burden of proof that he did not know, and in the exercise of reasonable care could not have known, of such untruth or omission, shall be liable, subject to subsection (b) of this section, to the person purchasing such security from him, who may sue either at law or in equity in any court of competent jurisdiction, to recover the consideration paid for such security with interest thereon, less the amount of any income received thereon, upon the tender of such security, or for damages if he no longer owns the security.

Section 12(a)(2) imposes liability on a person who "offers" or "sells" a security; it does not impose liability on persons who are merely issuers of a security. Rosenzweig, 332 F.3d at 871. "An issuer may only be liable under
Section 12(a)(2) if the plaintiff allege[s] 'that an issuer's role was not the usual one; that it went farther and became a vendor's agent.'" Id. (quoting Lone Star Ladies Inv. Club v. Schlotzsky's, Inc., 238 F.3d 363, 370 (5th Cir.
2001)). When a plaintiff does not allege that "any of the defendants assumed the 'unusual' role of becoming a 'vendor's agent,' or otherwise actively solicited the plaintiff[] to purchase" the security, the plaintiff's claim under Section 12(a)(2) is subject to dismissal. Id.

         In this case, Plaintiffs allege, and no one disputes, that the initial public offering of Reliant Resources' stock was done pursuant to a "firm commitment underwriting." Consolidated Class Action Complaint (Document No. 47) at Paragraph 64 ("On April 30, 2001, Reliant Resources proceeded with its IPO. The Lead Underwriter Defendants for the IPO, pursuant to a firm commitment underwriting whereby the underwriters agreed to purchase the shares and sell them to the public. . ."). In a "firm commitment underwriting," stock is purchased from the underwriters, not from the issuers. Rosenzweig, 332 F.3d at 871. Moreover, signing the registration statement under these facts did not suffice for solicitation by Reliant Defendants or make them sellers within the meaning of
Section 12(a)(2). Id. Because there are no allegations in Plaintiffs' Consolidated Class Action Complaint that Reliant Defendants or Defendant Perkins assumed the unusual role of acting as the underwriters' vendor in connection with the initial public offering or otherwise actively solicited the sale of its stock, Plaintiff's Section 12(a)(2) claims against Reliant Defendants and Defendant Perkins must be dismissed. E.g., Rosenzweig, 332 F.3d at 871.

                  2. SECTION 11 CLAIM

         Reliant Defendants do not ask for dismissal of the Section 11 claim set forth against them in Count Five. Defendant Perkins, however, argues that the
Section 11 claim against him should be dismissed because he "does not fall within any of the five categories of persons specifically enumerated in Section 11" as being subject to liability.

         Section 11 of the Securities Act, 15 U.S.C. Section 77k, provides in relevant part:

         (a) Persons possessing cause of action; persons liable

         In case any part of the registration statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring such security (unless it is proved that at the time of such acquisition he knew of such untruth or omission) may, either at law or in equity, in any court of competent jurisdiction, sue--

                  (1) every person who signed the registration statement;

                  (2) every person who was a director of (or person performing similar functions) or partner in the issuer at the time of the filing of the part of the registration statement with respect to which his liability is asserted;

                  (3) every person who, with his consent, is named in the registration statement as being or about to become a director, person performing similar functions, or partner;

                  (4) every accountant, engineer, or appraiser, or any person whose profession gives authority to a statement made by him, who has with his consent been named as having prepared or certified any part of the registration statement, or as having prepared or certified any report or valuation which is used in connection with the registration statement, with respect to the statement in such registration statement, report, or valuation, which purports to have been prepared or certified by him;

                  (5) every underwriter with respect to such security.

While it is undisputed that Perkins did not sign the registration statement, was not a director of Reliant Resources, was not named in the registration statement, is not alleged to have prepared or certified any part of the registration statement, and was not an underwriter, Plaintiffs argue that Perkins may be held liable under Section 11 because he, as the Executive Vice President of Reliant

Resources, was an officer with Reliant Resources, and as an officer, was performing functions "similar to" those of Reliant Resources' directors, within the meaning of Section 11(a)(2).

         Plaintiffs' argument that Perkins's status as an officer in Reliant Resources subjects him to liability under Section 11 is not supported by either case law or the plain language of Section 11. None of the cases cited by Plaintiffs contains a holding that an officer of a corporation, who did not sign the registration statement, can be held liable under Section 11. Moreover, even if Plaintiffs' argument about Perkins's status as an officer were to be credited, there is a complete absence of any allegation(s) in the Consolidated Class Action Complaint to support a conclusion that Perkins acted as, or performed functions similar to the functions of Reliant Resources' directors. In the absence of such allegations, and based on the plain language of Section 11, Perkins is not subject to liability under Section 11. Therefore, that claim against Perkins will be dismissed.

         D.       CLAIMS UNDER SECTION 15 OF THE SECURITIES ACT OF 1933 (COUNT
                  SIX)

         With respect to Count Six against him, Perkins argues that he cannot be held liable as a control person under Section 15 of the Securities Act because:

         the plaintiffs' allegations against Mr. Perkins for control person liability - his status in the Companies and his receipt of various reports - are the same allegations the plaintiffs use to support their fraud allegations against him. Therefore, the control person liability claims against Mr. Perkins should be dismissed.

Memorandum in Support of Joe Bob Perkins' Motion to Dismiss (Document No. 84) at 20-21. In addition, Perkins argues in his Reply that Plaintiffs' generalized allegations of his status in, and position at, Reliant Resources, are insufficient to support control person liability. See Defendant Joe Bob Perkins' Reply to Plaintiffs' Opposition to Motion to Dismiss (Document No. 91) at 22.

         Control person liability under the Securities Act is set forth in section 15, 15 U.S.C. Section 77o, as follows:

         Every person who, by or through stock ownership, agency, or otherwise, or who, pursuant to or in connection with an agreement or understanding with one or more other persons by or through stock ownership, agency, or otherwise, controls any person liable under sections 77k or 77l of this title, shall also be liable jointly and severally with and to the same extent as such controlled person to any person to whom such controlled person is liable, unless the controlling person had no knowledge of or reasonable ground to believe in the existence of the facts by reason of which the liability of the controlled person is alleged to exist.

Plaintiffs' claim under Section 15 of the Securities Act of 1933 is not subject to the heightened pleading requirements of the PSLRA, and therefore, Plaintiffs are not required to state their claim under Section 15 with any particularity. In re Vivendi Universal, S.A., F. Supp.2d ___, 2003 WL 22489764 at *22 (S.D.N.Y. Nov. 3, 2003).(12)

----------

         (12) In Vivendi, the United States District Court for the Southern District of New York set forth the pleading requirements for a Section 15

Therefore, under Rule 12(b)(6), dismissal of Plaintiffs' Section 15 claim against Perkins is only warranted if it appears beyond doubt that Plaintiffs could prove no set of facts in support of their Section 15 claim that would entitle them to relief.

----------

claim as follows:

         "In order to establish a prima facie Section 15 claim, a plaintiff need only establish (1) control, and (2) an underlying violation of Section 11 (or Section 12(a)(2))." In re IPO, 241 F. Supp.2d at 352. The heightened pleading standard under Rule 9(b) or the PSLRA does not apply because fraud and scienter are not necessary elements of the claim. Id. Thus, section 15 claims need only satisfy the minimal pleading standards of Rule 8. Id. While actual control and not just control status is needed to hold a person liable under Section 15, "naked allegations of control ... will typically suffice" to plead an adequate Section 15 claim to withstand a motion to dismiss under Rule
         8. In re IPO, 241 F. Supp.2d at 352; see also In re Sterling Foster & Co. Sec. Litig., 222 F. Supp.2d 216, 282-83 (E.D.N.Y.2002).

Vivendi, 2003 WL 22489764 at *22. Given that a claim under Section 15 is not subject to the heightened pleading requirements of the PSLRA, this Court concurs with Vivendi-that only notice pleading under FED. R. CIV. P. 8 is required. See also In re Enron Corp. Securities, Derivative and ERISA Litigation, ___ F. Supp.2d ___, 2003 WL 230688 at *11 (S.D.Tex. 2003) (Harmon, J.) (the "heightened pleading standards imposed by Rule 9(b) and the PSLRA apply only to circumstances constituting the alleged misstatement of material fact or fraudulent action at issue under Sections 10(b)"); but see Collmer v. U.S. Liquids, Inc., 268 F. Supp.2d 718, 725 n.7 (S.D. Tex. 2003) (noting that in order to "survive a motion to dismiss a claim for controlling person liability under Section 15 of the 1933 Act, a plaintiff must allege '(1) an underlying primary violation of Section 11 by a controlled person, (2) control by the defendant over the controlled person, and (3) particularized facts as to the controlling person's culpable participation in (exercising control over) the fraud perpetrated by the controlled person."') (quoting Ellison v. American Image Motor Co., 36 F. Supp.2d 628, 637-38 (S.D.N.Y. 1999)).

         Plaintiffs allege in Count Six of their Consolidated Class Action
Complaint:

         218. Each of the Individual Defendants was a controlling person of Reliant Resources with respect to the April 30, 2001 IPO, by virtue of his or her position as a senior executive officer and/or director of Reliant Resources. Reliant Energy was a controlling person of Reliant Resources with respect to the April 30, 2001 IPO, by virtue of its controlling equity interest in Reliant Resources at all relevant times.

         219. By virtue of their high-level positions, their substantial stock ownership, participation in and/or awareness of Reliant Resources' operations and/or intimate knowledge of its results of operations, and energy trading business, the Defendants named in this Count had the power to influence and control, and did influence and control, directly or indirectly, the decision-making of Reliant Resources and each other, including the content and dissemination of the various statements which Lead Plaintiffs contend are false and misleading. The Defendants named in this Count were provided with or had unlimited access to copies of Reliant Resources' internal reports, press releases, public filings and other statements alleged by Lead Plaintiffs to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

         220. The Defendants named in this Count had direct and supervisory involvement in the day-to-day operations of Reliant Resources and had the power to control or influence the public statements being made by or on behalf of the Company as a result of their positions in the Company, their stockholdings and the fact that their signatures were required in Reliant Resources' SEC filings. This serves as further indicia of these Defendants' control over Reliant Resources and each other within the meaning of Section 15 of the Securities Act.

Plaintiffs' Consolidated Class Action Complaint (Document No. 47 at pp. 79-80. Taking these general allegations as against all the

Individual Defendants in a light most favorable to Plaintiffs, it cannot be said that Plaintiffs could prove no set of facts in support of their Section 15 claim against Defendant Perkins that would entitle them to relief. Therefore, Defendant Perkins's Motion to Dismiss Plaintiffs' Section 15 claim against him in Count Six will be denied.

         E. CLAIMS UNDER THE TEXAS SECURITIES ACT (COUNT EIGHT)

         In Count Eight, Plaintiffs allege that Reliant Resources and the Individual Defendants violated provisions of the Texas Securities Act, TEX. REV. CIV. STAT. article 581-33:

         237. The Defendants named in this Count participated in the offer to sell and sold Reliant Resources' stock to Lead Plaintiff MPERS and members of the IPO class by means of a Registration Statement and Prospectus and written and oral communications that were inaccurate and misleading as they contained untrue statements of material fact and/or omitted to state other facts necessary to make the statements not misleading.

         238. Said Defendants prepared, reviewed and/or signed the Registration Statement and/or Prospectus pursuant to which Reliant Resources sold the stock to the IPO Class, including the Registration Statement and Prospectus which contained the misstatements and/or omissions detailed herein.

         239. None of the individuals named as Defendants herein made a reasonable investigation or possessed reasonable grounds for the belief that the statements contained in the Registration Statement and Prospectus were true and did not omit any material fact and were not misleading. Additionally, Defendants did not possess reasonable grounds for the belief that the written and oral statements made by them were truthful and contained all facts necessary to make the statements not misleading.



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




         240. The Defendants named in this Count did the following acts in furtherance of the sale of the stock:

                  (a) The Individual Defendants actively and jointly drafted, revised, approved, and/or signed the Registration Statement and Prospectus by which the sale of the stock was made to the investing public. The Registration Statement and Prospectus were selling documents," calculated by these Defendants to create interest in the initial public offering, were filed with the SEC, and were widely distributed by Defendants for that purpose; and

                  (b) The Individual Defendants finalized the Registration Statement and Prospectus, caused then to become effective and caused them to be provided to the Lead Plaintiff MPERS and the IPO Class. But for the Individual Defendants having drafted, filed, and/or signed the Registration Statement and the Prospectus, the offering of the stock could not have been made.

Consolidated Class Action Complaint (Document No. 47) at pp. 83-84.

         Defendants correctly argue that Plaintiffs' claims under the Texas Securities Act are preempted, as set forth in the Securities Litigation Uniform Standards Act ("SLUSA"), 15 U.S.C. Section 77p, 78bb (1998). The Securities Litigation Uniform Standards Act provides in relevant part:

         (b) Class action limitations

         No covered class action based on the statutory or common law of any State or subdivision thereof may be maintained in any State or Federal court by any private party alleging-

                  (1) an untrue statement or omission of a material fact in connection with the purchase or sale of a covered security; or

                  (2) that the defendant used or employed any manipulative or deceptive device or contrivance in



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




                  connection with the purchase or sale of a covered security.

15 U.S.C. Section 77p(b) (as to the Securities Act of 1933).

         (f) Limitations on remedies

                  (1) Class action limitations

                  No covered class action based upon the statutory or common law of any State or subdivision thereof may be maintained in any State or Federal court by any party alleging--

                  (A) a misrepresentation omission of a material fact in connection with the purchase or sale of a covered security; or

                  (B) that the defendant used or employed any manipulative or deceptive device or contrivance in connection with the purchase or sale of a covered security.

15 U.S.C. Section 78bb(f)(1) (as to the Securities Exchange Act of 1934). These two provisions of SLUSA mean that state law securities claims are preempted if:
"(1) the suit is a 'covered class action,' (2) the plaintiffs' claims are based on state law, (3) one or more 'covered securities' has been purchased or sold, and (4) the defendant misrepresented or omitted a material fact 'in connection with the purchase or sale of such security.'" Riley v. Merrill Lynch, Pierce, Fenner & Smith, Inc., 292 F.3d 1334, 1342 (11th Cir.) (emphasis in original), cert. denied, 123 5. Ct. 395 (2002); In re Enron Corp. Securities, Derivative and ERISA Litigation, ___ F. Supp.2d ___, 2003 WL 22245394 at *81 (S.D.Tex.
2003) ("a claim



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


falls within the preemptive scope of SLUSA if it meets four requirements: (1) the suit is a "covered class action" as defined in the statute; (2) the action is brought under state law; (3) the plaintiffs allege that the defendants misrepresented a material fact or omitted a material fact or used or employed a manipulative or deceptive device or contrivance; and (4) the plaintiffs allege that defendants' wrongful conduct was "in connection with" the purchase or sale of a "covered security."); see also In re Worldcom, Inc., 263 F. Supp.2d 745, 769 (S.D.N.Y. 2003).(13)

         Plaintiffs argue SLUSA does not preempt their claims under the Texas Securities Act because "SLUSA was not intended to preempt non-fraud claims" which do not have a scienter requirement, and because Plaintiffs' claim under the Texas Securities Act "does not relate to 'covered securities' or to a 'covered class action.'"

----------

         (13) Prior to the enactment of SLUSA state law securities claims could be maintained in state court. See Baron v. Strassner, 7 F. Supp.2d 871 (S.D. Tex. 1998). In Newby v. Enron Corp., 338 F.3d 467, 471 (5th Cir. 2003), the
Fifth Circuit acknowledged that SLUSA was designed to curtail such claims:

         The purpose of SLUSA was 'to prevent plaintiffs from seeking to evade the protections that Federal law provides against abusive litigation by filing suit in State, rather than Federal, court.' Id. This problem was addressed in SLUSA in two ways: (1) by preempting certain securities fraud class actions brought under state law, and (2) by granting the power to federal court judges to quash discovery in state court actions if discovery in the state case conflicted with an order of the federal court.

Lead Plaintiffs' Memorandum in Opposition to the Reliant Defendants' Motion to Dismiss (Document No. 80) at 36.

         Plaintiff's argument that SLUSA does not preempt state law claims which do not have a scienter requirement is not supportable. While the issue has not been decided by the Fifth Circuit, the Eleventh Circuit has decided unequivocally that SLUSA preemption is not limited to state law claims that have a scienter requirement:

         SLUSA amends both the 1933 Act (15 U.S.C. Section 77p) and the 1934 Act (15 U.S.C. Section 78bb), preempting claims brought under both of those statutes. The sections of SLUSA that amend the 1933 Act track the language of Sections 11 and 12(a)(2), and claims under Sections 11 and 12(a)(2) of the 1933 Act do not require a showing of scienter. Thus, SLUSA preempts some claims-namely, those brought under Section 11 or 12(a)(2) of the 1933 Act-that lack a scienter requirement. Accordingly, we cannot accept [the plaintiff's] contention that scienter is the dispositive factor in determining whether a given lawsuit falls within the scope of SLUSA.

Riley, 292 F.3d at 1346. The Eleventh Circuit's reasoning is sound. See also Worldcom, 263 F. Supp.2d at 769-770; Miller v. Nationwide Life Ins. Co., __ F. Supp.2d __, 2003 WL 22466236 at *6 (E.D. La. 2003) (dismissing under SLUSA a state law breach of contract claim that was essentially based on misrepresentations and omissions).

         As for Plaintiffs' argument that the requirements for preemption under SLUSA have not been met, a fair reading of Plaintiffs' allegations in the Consolidated Class Action Complaint belies Plaintiffs' argument. First, this suit is a "covered class



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

action" within the meaning of SLUSA. A "covered class action" is defined by statute as:

         (i) any single lawsuit in which-

                  (I) damages are sought on behalf of more than 50 persons or prospective class members, and questions of law or fact common to those persons or members of the prospective class, without reference to issues of individualized reliance on an alleged misstatement or omission, predominate over any questions affecting only individual persons or members; or

                  (II) one or more named parties seek to recover damages on a representative basis on behalf of themselves and other unnamed parties similarly situated, and questions of law or fact common to those persons or members of the prospective class predominate over any questions affecting only individual persons or members; or

         (ii) any group of lawsuits filed in or pending in the same court and involving common questions of law or fact, in which-

                  (I) damages are sought on behalf of more than 50 persons; and

                  (II) the lawsuits are joined, consolidated, or otherwise proceed as a single action for any purpose.

15 U.S.C. Section 77p(f)(2)(A) (as to the Securities Act of 1933); 15 U.S.C.
Section 78bb(f)(5)(B) (as to the Securities Exchange Act of 1934). Despite Plaintiffs' argument that this is not a "covered class action" because they are not seeking "damages" for the IPO Class, just rescission, Plaintiffs Consolidated Class Action Complaint contains a request and a prayer for damages. Consolidated Class Action Complaint (Document No. 47) at Paragraph 245 ("On



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


behalf of themselves and all other members of the IPO Class, Lead Plaintiff MPERS seeks rescission and/or actual damages.") and at p. 86. Second, Plaintiffs' claims in Count Eight are based on state law, namely, the Texas Securities Act. Third, one or more "covered securities" has been alleged to have been purchased or sold. A "covered security" is defined by statute as:

         a security that satisfies the standards for a covered security specified in paragraph (1) or (2) of section 18(b) of the Securities Act of 1933 [15 U.S.C.A. Sections 77r(b)], at the time during which it is alleged that the misrepresentation, omission, or manipulative or deceptive conduct occurred . . .

15 U.S.C. Section 77p(f)(3) (as to the Securities Act of 1933); 15 U.S.C.
Section 78bb(f)(5)(E) (as to the Securities Exchange Act of 1934). Section 18(b) of the Securities Act of 1933, in turn, defines a "covered security" as a security that is:

         (A) listed, or authorized for listing, on the New York Stock Exchange or the American Stock Exchange, or listed, or authorized for listing, on the National Market System of the Nasdaq Stock Market (or any successor to such entities);

         (B) listed, or authorized for listing, on a national securities exchange (or tier or segment thereof) that has listing standards that the Commission determines by rule (on its own initiative or on the basis of a petition) are substantially similar to the listing standards applicable to securities described in subparagraph (A); or

         (C) is a security of the same issuer that is equal in seniority or that is a senior security to a security described in subparagraph (A) or
         (B).



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


15 U.S.C. Section 77r(b). Plaintiffs argue that misrepresentations were made about Reliant Resources prior to Reliant Resources' stock being authorized for trading on the New York Stock Exchange on April 27, 2001, and therefore its claim under the Texas Securities Act is not limited to a covered security within the meaning of SLUSA. However, Plaintiffs' claim under the Texas Securities Act in Count Eight of Plaintiffs' Consolidated Class Action Complaint is based on misrepresentations made by Defendants in the Registration Statement and Prospectus, both of which were issued on or after April 27, 2001. Given that the basis of Plaintiffs' claim under the Texas Securities Act are alleged misrepresentations which occurred at the time Reliant Resources' stock was listed on the New York Stock Exchange, Plaintiffs' state law claim is based on the purchase or sale of one or more "covered securities." Fourth and finally, Plaintiffs' state law claim is based on Defendants' alleged misrepresentation or omission of a material fact in connection with the purchase or sale of Reliant Resources' stock.

         Because all the elements required for SLUSA preemption can be found in Plaintiffs' allegations, and because scienter is not a required element for SLUSA preemption to apply, the Court concludes that Plaintiffs' claim under the Texas Securities Act in Count Eight is preempted, and subject to dismissal.(14)

----------

         (14) plaintiffs' claims under the Texas Securities Act are viewed as comparable to claims under the Securities Act of 1933. See Star Supply Co. v. Jones, 665 S.W.2d 194, 196 (Tex. App.-San Antonio



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


                               V. MOTION TO AMEND

         Plaintiffs, in their Response to Defendants' Motions to Dismiss, request, as an alternative to the dismissal of claims that have not been sufficiently pled, that they be allowed to amend their complaint. In the exercise of discretion, Plaintiffs' belated request for leave to amend their Consolidated Class Action complaint will be denied.

         Leave to amend should be freely given. FED. R. CIV. P. 15(a). Leave may be denied, however, if the proposed amendment is untimely, if the amendment would be futile, or if the amendment would result in prejudice to the other parties. Foman v. Davis, 371 U.S. 178, 182 (1962). A district court's decision to deny a party leave to amend is reviewed on appeal for abuse of discretion. Schiller v. Physicians Resource Group. Inc., 342 F.3d 563, 566 (5th Cir. 2003).

         The present consolidated class action is the product of fifteen different cases, all having been filed against Reliant Defendants in one combination or another in separate class action complaints. The Consolidated Class Action Complaint is therefore the sixteenth effort over a span of eight months to state claims upon which relief can be granted against Reliant Defendants. The

----------

1994, no writ) ("Texas courts look to decisions of the federal courts to interpret the Texas Securities Act because of obvious similarities in the Federal Securities Act of 1933.")



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


lawyers chosen by Lead Plaintiffs to perform this task, and approved as lead counsel by the Court, are said to be one of the nation's leading law firms devoted to representing the victims of securities fraud. The Court was told that the firm concentrates its practice on complex litigation throughout the United States, has prosecuted hundreds of class actions on behalf of defrauded individuals and institutions, chiefly victims of securities fraud, consumer fraud and antitrust law violations, and has recovered over $1 billion for clients. Given the vaunted credentials of these experienced lawyers who specialize in securities litigation, the fact that the requirements of the PSLRA are well-established on the legal landscape and in the Fifth Circuit, and the fact that lead counsel were able also to distill and to refine the best content and particulars from fifteen other complaints already filed on this identical subject matter against these Defendants, there is no reason to believe that a more adequate, more complete, or more particular pleading could be prepared for the Plaintiff Class than the 86-pages Consolidated Class Action Complaint that has been exhaustingly examined in this Memorandum.

         Moreover, just as in Goldstein, Plaintiffs have not "demonstrate[d] to the [C]ourt how they would replead scienter with more specificity if given the opportunity, [have] not proffer[ed] a proposed [ ] amended complaint to the [ ] [C]ourt, and [have] not suggest[ed] in their responsive pleading any additional facts not



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




initially pled that could, if necessary, cure the pleading defects raised by the defendants." Goldstein, 340 F.3d at 255. Accordingly, it is the judgment of the Court that yet another attempt to plead the dismissed claims would be futile, and Plaintiffs are therefore denied leave to amend their Consolidated Class Action Complaint.

                            VI. CONCLUSION AND ORDER

         Based on the foregoing, it is

         ORDERED that Reliant Defendants' Motion to Dismiss is GRANTED and Defendant Perkins's Motion to Dismiss is GRANTED in PART, and the following claims are DISMISSED WITH PREJUDICE: Plaintiffs' claims against Defendants Reliant Energy, Inc., Reliant Resources, R. Steve Letbetter, Stephen Naeve, Mary Ricciardello, and Joe Bob Perkins in Counts One, Two, Three, Four and Eight of Plaintiffs' Consolidated Class Action Complaint; Plaintiffs' claim under Section 12(a)(2) of the Securities Act of 1933, set forth in Count Five of Plaintiffs' Consolidated Class Action Complaint against Defendants Reliant Energy, Inc., Reliant Resources, R. Steve Letbetter, Stephen Naeve, Mary Ricciardello, and Joe Bob Perkins; and Plaintiffs' claim under Section 11 of the Securities Act of 1933, set forth in Count Five of Plaintiffs' Class Action Complaint, against Defendant Joe Bob Perkins. Remaining are Plaintiff's claims in Count Five under
Section 11 of the Securities Act against Defendants



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




Reliant Energy, Inc., Reliant Resources, Letbetter, Naeve, and Ricciardello; and Plaintiff's claims in Counts Six and Seven of Plaintiffs' Consolidated Class Action Complaint.

         The Clerk shall notify all parties and provide them with a true copy of this Order.

         SIGNED at Houston, Texas, on this 16th day of January, 2004.


                                                /s/ EWING WERLEIN, JR.
                                           ---------------------------------
                                                    EWING WERLEIN, JR.
                                              UNITED STATES DISTRICT JUDGE



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